UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2022

Clean Earth Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 17, 2022, Alternus Energy Group Plc (“Alternus”) issued a press release announcing the establishment of its development business, Altnua. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 is an Investor Presentation dated October 17, 2022, which updates the Investor Presentation filed as Exhibit 99.1 to the Form 8-K/A on October 13, 2022.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Clean Earth Acquisitions Corp. (the Company”) and Alternus. Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed business combination pursuant to which the Company will acquire all of the subsidiaries of Alternus, other than certain excluded subsidiaries (the “Transaction”), are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of the Company and Alternus believes that there is a reasonable basis for each forward-looking statement contained in this Current Report, each of the Company and Alternus caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed Transaction, which is expected to be filed by the Company with the SEC, and other documents filed by the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this Current Report. Forward-looking statements in this Current Report include statements regarding the proposed Transaction, including the timing and structure of the Transaction, the proceeds of the Transaction and the benefits of the Transaction. Neither the Company nor Alternus can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’s business; inherent risks relating to acquisitions and Alternus’s ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’s need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’s limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of the Company is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by the Company’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by the Company with the SEC and also those included under the heading “Risk Factors” in the Company’s final prospectus relating to its initial public offering dated February 23, 2022 and the Company’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, Alternus their respective directors, officers, affiliates, advisers or employees (or any other person) that the Company and Alternus will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of the Company and Alternus as of the date of this Current Report. Risks in addition to those set forth herein may also materialize. Moreover, the Company’s and Alternus’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this Current Report. There may also be additional risks that neither the Company nor Alternus presently know, or that neither the Company nor Alternus currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect the Company’s or Alternus’s expectations, plans or forecasts of future events and views after the date of this Current Report. Subsequent events and developments may cause the Company’s and Alternus’s assessments to materially change. While the Company and Alternus may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither the Company nor Alternus undertakes to update, supplement or amend any of the forward-looking statements in this Current Report at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of the Company or Alternus as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find it

In connection with the proposed Transaction, the Company will file a preliminary proxy statement and a definitive proxy statement with respect to the stockholder meeting of the Company to vote on the proposed Transaction. Stockholders of the Company and other interested persons are encouraged to read, when available, the preliminary and definitive proxy statements as well as other documents to be filed with the SEC. These documents will contain important information about the Company, Alternus and the proposed Transaction. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Transaction. Once available, stockholders of the Company will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The preliminary and definitive proxy statements, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Alternus and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the potential Transaction described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of the Company’s securities is set forth in the Company’s Definitive Prospectus filed with the SEC on February 23, 2022. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the potential Transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or Alternus, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release issued by Alternus Energy Group Plc on October 17, 2022.

99.2	Investor Presentation (update to previously filed Investor Presentation)

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2022

Clean Earth Acquisitions Corp.

By:	/s/ Aaron T. Ratner
Name: Aaron T. Ratner
Title: Chief Executive Officer

Exhibit 99.1

Alternus Energy Group plc Announces Altnua, a Dedicated Clean Energy Development Business to Drive Organic Growth into the Future

Dublin, 17 October 2022 - Alternus Energy Group plc ("Alternus") (OSE:ALT) today announced the establishment of its development business, Altnua, which aims to become one of the leading specialist renewable asset developers in Europe and the US. Altnua will focus on developing utility scale projects from the ground up working with landowners and local developers as well as corporate off-takers to achieve their net zero goals.

Bill Sadlier will lead the new business as Chief Executive Officer. Prior to establishing Altnua, Mr Sadlier served as the Chief Financial Officer and Executive Director at BNRG where he led the business through transformative private equity deals on both sides of the Atlantic. Mr Sadlier has an extensive track record in the renewable energy industry having developed, financed, and delivered over 1 GW of renewable capacity in Europe and North America since 2004 with businesses including NTR plc.

“Joining Alternus at this pivotal point, when demand for clean energy is greater than ever, will allow Altnua to respond to critical decarbonisation targets and contribute to future growth for the group. I am confident as part of Alternus, Altnua has the right foundation, resources, and expertise to create an industry leading development business. We have an ambitious vision for this business with a goal of adding over 5GW’s of organically developed operational parks to the Alternus portfolio by the end of the decade,” said Bill Sadlier.

As part of Alternus, Altnua can take a responsible long-term approach to developing projects, on a ‘develop to own’ basis, across a range of technologies using innovative energy solutions. A central theme of Altnua’s growth strategy will be the acquisition of development businesses to scale their portfolios. A number of executives and professionals are expected to join Altnua in the coming months as Bill Sadlier builds out the team to execute on the ambitious plan.

“Establishing a specialist development business led by an experienced team is the next logical step for Alternus as we continue in our current growth path. As long-term owners of clean energy projects, we see tremendous value by stepping in earlier in the value chain. This allows us to reduce our overall capital expenditure and to optimise the long-term design and operation of the projects from inception, including the use of storage and other hybrid solutions. This will also provide an assured pipeline of future operational parks to support better planning and use of group resources. I am delighted for Bill to lead this exciting new chapter in our development and also welcome him onto the Alternus Executive Management Team,” added Vincent Browne, Group Chief Executive Officer and Chairman of Alternus.

To learn more about the new business visit the website at www.altnua.com

About Altnua

Established in 2022, Altnua, an Alternus Energy Group company, is a specialist renewable asset developer. Headquartered in Dublin and with operations across the EU and US, Altnua is developing a pipeline of solar and storage assets totalling 5GW.

Website: www.altnua.com

LinkedIn: https://www.linkedin.com/company/altnua/

About Alternus Energy

Alternus Energy Group Plc is an international vertically integrated independent power producer (IPP). Headquartered in Ireland, and listed on the Euronext Growth Oslo, the Company develops, installs, owns, and operates midsized utility scale solar parks. The Company also has offices in Rotterdam and America. Alternus Energy aims to own and operate over 3.5 gigawatts of solar parks by the end of 2025. For more information visit www.alternusenergy.com.

On October 12, 2022, Alternus announced the execution of a definitive business combination agreement with Clean Earth Acquisitions Corp. (NASDAQ: CLIN), a climate technology and energy transition-focused special purpose acquisition company. The transaction is expected to close in the first quarter of 2023, at which point the combined company’s common stock is expected to trade on the Nasdaq Market.

About Clean Earth Acquisitions Corp.

Clean Earth Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. For more information visit www.cleanearthacquisitions.com.

Participants in the Solicitation

Clean Earth, Alternus Energy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Clean Earth’s shareholders in connection with the Proposed Business Combination. Information regarding the directors and executive officers of Clean Earth and their ownership of Clean Earth common stock is set forth in Clean Earth’s final prospectus filed with the SEC on November 19, 2021, in connection with Clean Earth’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Clean Earth’s shareholders in connection with the Proposed Business Combination will be s included in the proxy statement that Clean Earth intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that Clean Earth intends to file with the SEC. You may obtain free copies of these documents as described above.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Alternus and Clean Earth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alternus and Clean Earth.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’ business; inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Clean Earth is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Clean Earth’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by Clean Earth with the SEC and also those included under the heading “Risk Factors” in Clean Earth’s final prospectus relating to its initial public offering dated February 23, 2022 and Clean Earth’s other filings with the SEC.

If any of these risks materialize or Clean Earth’s and Alternus’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Clean Earth nor Alternus presently know, or that neither Clean Earth nor Alternus currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Clean Earth’s and Alternus Energy’s expectations, plans or forecasts of future events and views as of the date of this press release. Clean Earth and Alternus Energy anticipate that subsequent events and developments will cause Clean Earth’s and Alternus Energy’s assessments to change. However, while Clean Earth and Alternus Energy may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus Energy specifically disclaim any obligation to do so. Neither Clean Earth nor Alternus anticipate that subsequent events and developments will cause Clean Earth’s and Alternus’ assessments to change. However, while Clean Earth and Alternus may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Clean Earth’s or Alternus’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Clean Earth intends to file relevant materials with the with the SEC, including a proxy statement. Clean Earth urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Clean Earth, Alternus Energy and the Proposed Business Combination. The final proxy statement a proxy card and other relevant documents will be mailed to the shareholders of Clean Earth as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Clean Earth and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Clean Earth’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Clean Earth, Alternus Energy and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisition Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The information contained on, or that may be accessed through, the websites referenced in this Press release is not incorporated by reference into, and is not a part of, this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Alternus Energy Investor Contact:
ir@alternusenergy.com
Tel: +1-913-815-1557

Clean Earth Investor Contact:
Matthew Devereaux
Clean Earth Acquisitions Corp.
inbound@cleanearthacquisitions.com
Tel: +1-800-508-1531

MZ Group:
Chris Tyson

Executive Vice President

MZ North America

CLIN@mzgroup.us

Tel: +1-949-491-8235

Exhibit 99.2
October 2022CAPITAL MARKETS UPDATE OCTOBER 17, 2022

Disclaimer 1 About this Company Presentation This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Clean Earth Acquisition Corp. ("Clean Earth") and Alternus Energy Group Plc ("Alternus") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of Clean Earth, Alternus or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this Presentation should make their own evaluation of Alternus and of the relevance and accuracy of the information contained herein and should make such other investigations as they deem necessary. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Clean Earth, Alternus, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any investment decision. Caution Regarding Forward Looking Statements This document contains forward-looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Clean Earth and the Seller. Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Some of the statements contained in this document, including information incorporated by reference, discuss future expectations, plans or prospects, or state other forward looking information Words such as "intends", "believes", "expects," "anticipates,", "plans," "estimates," "should," "likely" or similar expressions reflecting something other than historical fact are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Such statements include, but are not limited to, statements about the benefits to the value of Clean Earth 's stock. Such forward looking statements are based upon the current beliefs and expectations of Clean Earth's management and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Clean Earth. Actual results may differ materially from the results anticipated in these forward-looking statements. Factors, among others, that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forwardlooking statements include and are not limited to: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus's business and inherent risks relating to acquisitions and Alternus's ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus's need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus's limited operating history; risks relating to operating internationally, including currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination the approval of the stockholders of Clean Earth is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Clean Earth's stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations or inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation, of the transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation, and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns; the status of debt and equity markets (including market volatility and uncertainty); general business and economic conditions; the performance of financial markets and interest rates; the ability to obtain government approvals; and possible delays in government approvals. While we may elect to update these forwardlooking statements at some point in the future, we specifically disclaim any obligation to do so, even if our views change. Therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today. In addition, actual results or stockholder values may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, but not limited to, our ability to raise the necessary financing required to acquire the targeted renewable energy power plants listed herein and in other documents, on suitable terms. At this time, we do not have any offer to finance these plants and there is no guarantee that such financing will be agreed on suitable terms, or at all. If Clean Earth does not succeed in raising the required financing, then the plans outlined herein will be significantly curtailed.

Disclaimer (Continued)1 Financial Information; Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") including, but not limited to, EBITDA and EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Alternus's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Clean Earth and Alternus believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Alternus's financial condition and results of operations. Clean Earth and Alternus believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Alternus's financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Clean Earth and Alternus are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. Use of Projections This Presentation contains financial forecasts with respect to Clean Earth and Alternus's projected financial results, including Revenue, EBITDA and EBITDA Margin. Neither Clean Earth's nor Alternus's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Alternus or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This Presentation includes certain information and statistics obtained from third-party sources. None of Clean Earth or Alternus has independently verified the accuracy or completeness of any such third-party information. Trademarks This Presentation contains trademarks, trade names and copyrights of Alternus, Clean Earth and other companies, which are the property of their respective owners. Additional Information about the Business Combination and Where to Find It Clean Earth intends to file with the SEC a proxy statement relating to the proposed Business Combination, which will be mailed to its stockholders once definitive. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Clean Earth's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the proxy statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Clean Earth, Alternus and the Business Combination. When available, the proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Clean Earth as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, on Clean Earth's website at cleanearthacquisitions.com or by directing a request to: Clean Earth Acquisition Corp., 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas 78738. Participants in Solicitation Clean Earth, Alternus and their respective directors and executive officers may be considered participants in the solicitation of proxies from the Clean Earth's shareholders with respect to the potential transaction described in this Presentation under the rules of the SEC. Information about the directors and executive officers of Clean Earth and their ownership of Clean Earth's securities is set forth in Clean Earth's Definitive Prospectus filed with the SEC on February 23, 2022. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company's shareholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov or by directing a request to: Clean Earth Acquisitions Corp., Attention: Martha Ross, CFO COO, telephone: +1(800) 508-1531.

CONTENTSCLEAN EARTH TRANSACTION ALTERNUS OVERVIEWALTERNUS OPERATING MODEL 1 2 3FINANCIALS & VALUATIONINTRODUCING ALTNUA 4 5 4 APPENDIX 6

October 2022SCALING A LEADING CLEAN ENERGY COMPANY

CLEAN EARTH ALTERNUS ENERGY TRANSACTION OVERVIEWAaron Ratner -CEO Clean Earth Acquisitions Corp. 11

CLEAN EARTH ACQUISITIONS CORP OVERVIEW10 7 Transaction Overview Experienced Management TeamDecades of collective experience in the climate technology and sustainability sectors Global, Proprietary Deal Flow22 professionals, with diverse industry experience, focused on the convergence of technology, energy, climate, infrastructure and sustainability Disciplined Acquisition ApproachAt $230m, we will not compete with the surge in capital available for larger private rounds and will be able to be more selective and structured Robust, Buy-Side Screening ProcessProcess to identify, diligence, and acquire the right asset(s) Martha Ross |CFO & COO Nicholas Parker | Chairman Aaron Ratner | CEO Candice Beaumont |Director L Investment Wissam Anastas|Advisor Julian Tung|Analyst

TRANSACTION OVERVIEW 10 8 Transaction Overview AlternusEnergy Group (“Alternus”) and Clean Earth Acquisitions Corp. (“CLIN”) have executed a Business Combination Agreement setting forth the terms and conditions of a business combination (the “Transaction”) pursuant to which CLIN will acquire substantially all of Alternus’ subsidiaries, other than certain excluded subsidiariesAlternusis expected to receive ~64% of the pro forma equity (excluding shares which may be releasedfrom an escrow account if earnout targets are met)Expected to close in the first quarter of 2023 Summary & Structure Transaction implies a fully diluted pro forma enterprise value (EV)of ~$992.0 million, with implied valuation multiples of:21.0x 2023 Full Year Pro Forma EBITDA of $47.2 million16.6x 2024 Full Year Pro Forma EBITDA of $149.3 million1Alternusearnout of 35 million shares8 million shares released from escrow if post-combination entity generates ‘Adjusted EBITDA’ of $33 million for the fiscal year ending December 31,2023 and share price is at least $11.00 for a minimum number of trading days12 million shares released from escrow if post-combination entity generates ‘Adjusted EBITDA’ of $75 million for the fiscal yearending December 31, 2024 and share price is at least $13.00 for a minimum number of trading days15 million shares released from escrow if post-combination entity generates ‘Adjusted EBITDA’ of $135 million for the fiscal year ending December 31, 2025 and share price is at least $15.00 for a minimum number of trading daysIf the target is missed for 2023 or 2024, but a subsequent target is met, earnout shares attributable to an earlier year willbereleased from escrow upon meeting of the later-year targetIf the Adjusted EBITDA target is met, but the share price target is not met, earn-out can still be earned if the share price target or calculated share price target (based on multiple of Adjusted EBITDA minus net debt) is met during 2028-2030 Valuation Transaction would result in ~$218.8 million of cash at closing from CLIN trust account, assuming no redemptions Capital StructureAssumes 0% redemptions by CLIN public stockholdersNotes (1) Alternus EBITDA reflects Pro Forma EBITDA after Annualization Adjustment as per Page 36

PRO FORMA VALUATION 10 9 Transaction Overview Uses ($mm)AlternusEquity Rollover3$550.0CLIN Sponsor2$60.0Cash to Balance Sheet1$228.8Fees & Expenses$13.5Total$852.3 Sources ($mm)AlternusEquity Rollover3$550.0CLIN Sponsor2$60.0CLIN Public Equity1$230.0Additional Cash in Trust1$2.3Target Cash$10.0Total$852.3 Pro Forma Ownership1██CLIN Public Shareholders1██ AlternusParent3██CLIN Sponsor2 Pro Forma Valuation ($mm)CLIN Public Shares1$230.0Shares from CLIN Rights$23.0 CLIN Sponsor2$60.0AlternusPre-Money Valuation3$550.0Pro Forma Equity Value$863.0Plus: Existing Alternus Debt4$357.8Less: Existing AlternusCash($10.0) Less: Transaction Cash to Balance Sheet($218.8) Pro Forma Enterprise Value$992.01.Assumes 0% redemptions by CLIN public stockholders 2.Excludes 2.56mm shares vesting at a share price of $12.50. Includes 890,000 shares from Private Placement Units. 3.Excludes 35mm earnout shares that will be released from escrow upon meeting targets outlined on Page 8 4.Represents estimated balance as of Transaction closing, a portion of which is expected to be drawn subsequent to closing, butprior to 12/31/2023 63.7%29.3%7.0%

SIMPLIFIED RESULTANT GROUP LEGAL STRUCTURE 101.Assumes 0% redemptions by CLIN public stockholders CLIN (US Pubco) -To be Renamed Alternus Clean Energy Inc.c. 100% c. 64%1•Development•Installation•Operating projects Transaction Overview

ALTERNUS OVERVIEWVincent Browne-CEO Alternus Energy Group 1 2

12 ALTERNUS IS DIRECTLY ADDRESSING THE CLIMATE CHALLENGE… The world is on a one-time permanent transition from fossil to clean energy Alternus Overview

… AS AN INDEPENDENT CLEAN ENERGY PRODUCER 13 Alternus develops, installs & operates utility scale solar parks across Europe and the US...…as long-term owners Alternus Overview 65 MWp Park, Witnica, Poland

ALTERNUS SNAPSHOT3 14Current Owned Portfolio (MW) 0.71.71.60.70.75.27.17.66.410.6 Q1’21Q1’20Q2’20Q3’20Q2’21Q4’20Q3’21Q4’21Q1’22Q2’22 2.1x 6.3x6X Revenue Growth in just 2 years…1.($ millions) Alternus OverviewNotes: 1) Actual revenues as reported on the Euronext Growth market in Oslo (www. https://alternusenergy.com/reports-presentations) at 1EUR = 1USD 2) based on fixed rates PPA’s, using current energy production and forecasted energy rates from a third-party expert firm. 3) Represents owned and contracted projects only, excluding ‘Exclusive Rights’ projects that reflect Letters of Intent that have been executed with sellers confirming price & terms and granting exclusivity to Alternus to complete due diligence & completion of binding contracts –see page 15. Please see assumptions on forecasts on page 36.… continuing at same pace underpinned by development and contracted projects($ millions)c. $450 million lifetime revenues2remaining from current operational assets with circa $172m of this contracted. 894226101 Operational ProjectsGermanyTotal168Poland649Development Projects817ItalyNetherlandsRomania 17.031.927.531.530.915.112.049.841.068.131.8102.6 FY 2023 f/cFY 2022 f/cH1’22 ActualFY 2024 f/cFY 2025 f/c49.3116.3251.3 5.1x Owned Op ProjectsExclusive RightsOwned Dev ProjectsContracted ProjectsExceptional track record of growth across markets creating predictable recurring revenues over the long termc. 60% of revenue growth is either owned or contracted today3

Projects owned and in development has doubled over the last year…ALTERNUS NOW HAS c.1.5 GW OF OWNED AND CONTRACTED SOLAR ASSETS UNDERPINNING NEAR TERM REVENUE GROWTHIN ADDITION, c.800 MWs WITH EXCLUSIVE RIGHTS TO ACQUIRE 324416580580649Sep-22Jun-22Mar-22Dec-21Sep-218 15…further growth expected through closing of contracted + exclusive rights projects… 6492,305845811TotalExclusive RightsContractedOwned Development ProjectsNotes: (1). ‘Owned Development Projects’ is the total amount of projects owned by Alternus local SPV’s. It is not anticipatedthat all of these projects will achieve operational status. See page 30.(2). ‘Contracted’ means that binding contracts (SPA’s) have been completed –closing of the transaction is subject tothe projects achieving the conditions precedent (CP’s) and/or suitable financing.(3). ‘Exclusive Rights’ reflect Letters of Intent or term sheets that have been executed with sellers confirming price & terms and granting exclusivity to Alternus to complete due diligence & completion of binding contracts.MWMW 1144803351,0462652,305 66ItalyNetherlandsSpainGreeceUSAPolandCountries…in a well diversified portfolioMW Alternus Overview

STRONG EXISTING OPERATING BUSINESS NOW PRIMED TO REALIZE EXCEPTIONAL GROWTH3 Highly cash generative portfolio combined with near term contracted assets (1.4 GWp) forecasted to generates revenue of $251m in FY25 converting into EBITDA of $208m (83% EBITDA margin)INVESTMENT HIGHLIGHTSWHY NOW? WHY ALTERNUS? 16 Alternus OverviewNotes: (1) Source: Solar Power Europe 2022 Report: (2) LCOE = ‘Levelized Cost of Energy’ which reflects the total cost of ownership of energy assets over its full life (capex and opex);(3) See Disclaimer on Forward looking statements and Risk Factor and assumptions to forecasts on page 36; (4) Annual recurring revenue are from energy generated by the solar parks when fully operational multiplied by the rate received for the energy, either from contracted off takers and/or sales to the local energy gridsUNPRECEDENTED MARKET FORCES CREATES A GENERATIONAL OPPORTUNITY Paradigm shift in regulatory and policy support across Europe and US due to changing market dynamics (REPowerEU Package and US IRA act)HIGHLY EXPERIENCED LEADERSHIP TEAM MOTIVATED TO DELIVER SUSTAINED GROWTH Specialist teams in place spanning across development, construction and operations to maintain momentum and execution of the business planPURPOSE-BUILT BUSINESS MODEL DELIVERING IMMEDIATE AND LASTING SHAREHOLDER VALUE Early entry and operations across the total project lifecycle locks in a lower LCOE2. Proven project development platform continues to foster local partnerships to create value accretive milestones on a low cost / high value basis.CAPITAL EFFICIENT FINANCING STRATEGY RELEASES OPERATING CASH TO REINVEST INTO NEW ASSETS Leveraging deep capital markets experience to optimize a prudent capital structure, using self amortizing project debt structures across a risk adjusted, balanced and diversified portfolio123456 FY25E EBITDA $208mFY22E EBITDA $16m 649 MWpof owned development assets Decades ofrenewable industry experience across Executive Team 20% CAGR1EU and US marketgrowth FY22-FY26 10% target reinvestment rate improves Earnings per Share 1 Dedicated Senior Executive3 Core PillarsLIFETIME COMMITMENT TO ENVIRONMENTAL, SOCIAL & GOVERNANCE RESPONSIBILITES Established and committed use of environmental, social and governance ("ESG") principles to assess and mitigate risk, to identify opportunities for impactful decision making and responsible lifetime stewardship. 1 2 3 4 5 6

$15.5$24.3$92.5$208.0$18.8$22.9$60.3$56.8$78.7$64.0$22.9$56.8$64.0 Estimated Corporate CostsContribution from projects achieving commercial operationsEBITDA FY 24E$47.2Contribution from projects achieving commercial operationsEBITDA FY 23E($10.0)Contribution from projects achieving commercial operations($20.0)$272.0Estimated Corporate CostsEBITDA FY 25E($15.0)EBITDA FY 22E$149.3Estimated Corporate Costs 67%33%USPoland 25%14%33%28%USANetherlandsSpainItaly 40%21%8%19%14%GreeceSpainUSAPolandItaly10 17STRONG EXISTING OPERATING BUSINESS NOW PRIMED TO REALISE EXCEPTIONAL GROWTH1OWNED AND CONTRACTED PIPELINE TO CONTINUE EBITDA GROWTH TRAJECTORY THROUGH 2025c. 60% OWNED OR CONTRACTED TODAY 1,402MW241MW FY24E FY25E841MW FY23E ‘Stair Step’ long term recurring EBITDA created from stable and predictable revenues with c. 66% contracted under 5-10 years PPA’s.Amount of annual EBITDA not recorded in first year –carried over to following years $47.2Full Year Pro-forma EBITDA for operating projects at EOY $149.3 $272.0($ millions) Alternus Overview 67%33%Exclusive RightsContracted241MW 37%41%21%DevelopemntExclusive RightsContracted841MW 27%33%40%DevelopemntExclusive RightsContracted1,402MWNotes (1) Adjustment to EBITDA to recognize the full year earnings from assets that was only operational for a part of the year. 1

18 Low Development CostsPROJECT DEVELOPMENT (“Project Rights”) INSTALLATI0N PHASE (“EPC”) OPERATION PHASE (“O&M”) Project IdentificationFeasibility AnalysisNo fatal flaws identifiedLand optionsSite securedPositive Gridassessment, ConnectionOfferEnvironmental assessmentFinancial closeBuilding PermitsGrid connectionOfftake contracts Construction planning, procurement of components and servicesPark physically constructedReady to ConnectGridConnection & commissioningStart of energy productionProduction ramp up Proof of cashflow and planning parametersO&MAsset ManagementLong term production Operational life span optimizationPotential technical upgrades Low Development Costs Grid Connection Deposit Panels, Inverters, Racking, Transformers, BOS Operation and Maintenance Asset ManagementRevenue assurance“RTB” “COD” ~5% of capital costs~85% of capital costs~10% of capitalcosts Early Stage MidStage LateStage EarlyYear 1-2 Long-term 35+ Years Alternus Overview Commission Install Panels, Inverters, Racking, Transformers, BOS Notes (1) "RTB"-Ready to Build (2) "COD"-Commercial Operation DatePURPOSE-BUILT BUSINESS MODEL DELIVERING IMMEDIATE AND LASTING SHAREHOLDER VALUECAPTURES VALUE AT EACH STAGE –REDUCING CAPEX –INCREASING CERTAINTY OF PIPELINE 2

VINCENTBROWNEIChairman&CEOJoined Alternus Energy in 2015 as CFO became Chairman & CEO in 2017 Responsible for leading the Group 7+ years solar experience 20+ years finance and operations experience JOSEPHDUEYIChiefFinancialOfficerJoined Alternus Energy in 2018Leads the finance team 15+ years renewables experience 20+ years finance experience TALIESINDURANTIChiefLegalOfficerJoinedAlternusEnergyin2018Leads the legal team 5+ years solar experience 20+ years senior operating experience GARY SWAN I Chief Technical OfficerJoined Alternus Energy in 2021Leads project management and delivery teams and technology 30+ years renewables experience 30+ years technical experience GITA SHAH I Chief Sustainability Officer Joined Alternus Energy in 2017Leads sustainability initiatives across the Group6+ years solar experience 5+ years strategic and operational management DAVID FARRELL I Chief Commercial Officer Joined Alternus Energy in 2022Leads the commercial activities including M&A20 years capital markets, project finance, infrastructure and renewables, and finance industry experience HIGHLY EXPERIENCED LEADERSHIP TEAM MOTIVATED TO DELIVER SUSTAINED GROWTH SUPPORTED BY… HIGHLY MOTIVATED & TALENTED PEOPLE, ACTING AS ONE 19 Alternus Overview LARRY FARRELL I Chief Information Officer Joined Alternus in 201920+ years at senior leadership positions at Fortune 500 companies building high performing, cross functional, global teams 62 Employees12 Nationalities 7 Countries 35% FemaleGlobalTeam Composition 3 3

20UNPRECEDENTED MARKET FORCES CREATE A GENERATIONAL OPPORTUNITY 20 Alternus Overview Significant Tax equity benefits increasing the attractiveness of solar 69% increase in solar deployment across America by 2030 Solar employment to double to 538,000by 2032 AEG has a growing pipeline in the Unites States $600bn investment1 EU Solar target of 600 GWacby 2030 from 136 GWacEOY2020 REPowerEUPackageRemoving reliance on Russian Energy whilst producing clean energy Solar planning laws to be simplified to expediate delivery Increased Energy Prices:1.Ukraine-Russia war2.Drop in Nuclear output 3.Hydro output reduced from drought EU Led Reforms2The Russia-Ukraine war has shined a spotlight on Europe's dependency on Russian energy whilst exacerbating the Energy crisisAugust 2022, The United States passed the Inflation Reduction Act of 2022 (IRA), which provides $369 billionfor climate and clean energy provisions"Despite the headwinds presented by ongoing cost inflation and supply chain challenges, demand for clean energy sources has never been higher, and we expect that the global energy crisis will continue to act as an accelerant for the clean energy transition.“Albert Cheung, Bloomberg“Energy security is one of the most pressing topics for … Europe. The EU will diversify away from Russian fossil fuels and will invest heavily in clean renewable energy.” Ursula von der Leiden, President of the European Commission Notes: (1) Source: IRA Fact sheet, www.whitehouse.gov : (2) European commission –EU Solar Energy Strategy (May 2022) 4

7 21CAPITAL EFFICIENT FINANCING STRATEGY RELEASES OPERATING CASH TO REINVEST INTO NEW ASSETSSELF AMORTIZING PROJECT DEBT STRUCTURES -(illustrative example) Alternus OverviewNote: Illustration above based on expected results from Alternus owned 178MW portfolio of PV solar parks in Italy & contracted 139MW portfolio in Spain when all fully operational. (1) Assumes (a) Total debt funds 100% of costs (remaining under <75% leverage) under current facilities and terms available to the Company (b) Production of the parks in line with technical reportsfrom expert third parties (c) Using the most recent future energy price curves for Italy and Spain provided by third party expert firm (d) expected operating costs based on current operating parks and known project direct costs. (e) Financing will be available on thesame terms as Alternus’ current financing. Any of these terms of assumptions may change in the future and cause the actual results to vary from the illustration provided. Refer to Forward Looking Statements. 5 Case Study: •Alternus has already successfully demonstrated this strategy with recent acquisition of 24MW in Poland•c.$53m cash to Alternus expected over project lifetime•No new equity issuedAlternus approach of matching debt amortization more in line with full project life creates a self-funded growth engine

LIFETIME COMMITMENT TO ENVIRONMENTAL, SOCIAL & GOVERNANCE RESPONSIBILITES 31,500Equivalent homes in powered annually4 102 million treesEquivalent to the carbon sequestered annually3101,900 MWH of clean energy produced2 54,278,000kilograms equivalent of carbon dioxide avoidance2 1 22 POSITIVE DIRECT ENVIRONMENTAL IMPACT1Notes: (1) Based on H1 2022 energy production. (2) Alternus uses MeteocontrolPerformance Monitoring System to track production from our solar parks. Country-specific electricity grid greenhouse gas emission factors are used alongside production data to calculate the avoided carbon emissions. (3) the average annual carbon offset of 26.635 kg Co2 per tree (Encon) is used to calculate the number of trees required to avoid that level of carbon. (4) The average annual demand for Irish households (4,200 kWh) (Bonkers.ie) is used to calculate the number of homes powered. POSITIVE DIRECT SOCIAL IMPACT GOVERNANCEThe Alternus Sustainable Arts Initiative was established in 2022 as a tangible application of Alternus Energy’s sustainability policy in addition to our work in the renewable sector.The Initiative was established to foster sustainability in the arts by supporting artists and providing them with a platform to share their work and create value for their art. Artists are tasked with creating art with recycled or repurposed materials. Alternus signed an initial 3-year partnership with NCAD National College of Art and Design in Ireland. Winning artists receive a financial reward, and all artwork is displayed on the initiative's website. The physical artwork is displayed in Alternus Energy's offices and partner offices around the world. See the winning artwork from year one here athttps://alternussustainablearts.com Alternus Energy is committed to supporting the ongoing sustainability of artists in our communities through continuous expansion of the Artistic disciplines that it funds internationally.Majority of Independent Directors with diverse perspectives and expertise Board committees comprised only by independent members Only one class of shares. No special rights. Alternus Overview 6

OPERATING MODEL OVERVIEWJoseph DueyCFO Alternus Energy Group 3

STRAIGHT FORWARD OPERATING MODEL DELIVERS PREDICTABLE LONG-TERMANNUAL RECURRING REVENUES (ARR’s) 24 Sell the clean energy generated by our solar parks via connection to national power grids…underInvestment Grade Offtake Contracts + Merchant-“Feed-In-Tariff (FiT)” @ 15–20 years fixed prices for allenergy produced or… with a combination of…-Power Purchase Agreements (PPA) with corporates or utilities (average 70%/30%) @ 5-10 yearswithc. 35 years project lifeand c. 80% project gross margins over project lifetimedeliveringc. 23% cash to equity (potentially no equity reqd.)Zero input costs (post CapEx) + stable production & predictable production = consistent margins over long term Operating Model Overview

7 25CAPITAL EFFICIENT FINANCING STRATEGY RELEASES OPERATING CASH TO REINVEST INTO NEW ASSETSSELF AMORTIZING PROJECT DEBT STRUCTURES -(illustrative example) Note: (1) Assumes (a) Total debt funds 100% of costs (remaining under <75% leverage) under current facilities and terms available to the Company (b) Production of the parks in line with technical reports from expert third parties (c) Using the most recent future energy price curves for Italy and Spain provided by third party expert firm (d) expected operating costs based on current operating parks and known project direct costs. (e) Financing will be available on the same terms as Alternus’ current financing. Any of these terms of assumptions may change in the future and cause the actual results to vary from the illustration provided. Refer to Forward Looking Statements. Illustration above based on expected results from Alternus owned 178MW portfolio of PV solar parks in Italy & contracted 139MW portfolio in Spain when all fully operational1Year 12.08.018.06.014.024.04.016.02.010.020.022.0 17351512018226Ø $22m317$m’s23426145891910111228162125232413293032333427Initial non-amortizing period increases cash available for reinvestmentinto new projects to drive organic EBITDA growth without need for additional equity InterestPrincipalCash available to AlternusDebt is then amortized over c. 22 years Debt fully repaid in year 25 … Unlevered cash flow tailOpportunistic refinancing potential c.$27mOperating Model Overview

ALTERNUS APPROACH OF MATCHING DEBT AMORTIZATION MORE IN LINEWITH FULL PROJECT LIFE CREATES A SELF-FUNDED GROWTH ENGINE c. $27mc. $355mc. $28mc. $300mCapital available for new investmentsCash available for reinvestmentAvailable matching debtReinvestment of EPC marginReinvested cash available from operating projects period is leveraged with senior debt…. …resulting in additional EBITDA to the group Additional projects developed / installed / acquired with this fundingAdds additionalof operating assets that in turn generate additional earnings when operational + c.450MW1 26 Createscumulative additionalEBITDA overc. 35 year Project life Note: (1) Assumes (a) Debt funds 100% of costs (remaining under <75% leverage) under current facilities and terms available to the Company (b) Production of the parks in line with technical reports from expert third parties (c) Using the most recent futureenergy price curves for Poland provided by third party expert firm (d) expected operating costs based on current operating parksand known project direct costs. Any of these terms of assumptions may change in the future and cause the actual results to varyfrom the illustration provided. Refer to Forward Looking Statements.… used to increase installed capacity with no additional equity…Initial non-amortizing period from operating projects increases cash available for reinvestment into new projects Added to inhouse EPC margins counted as project finance for senior Operating Model Overview(Illustrative example)

10 27PRUDENT AND SUSTAINABLE CAPITAL STRUCTURE & FINANCIAL POLICYUNDERPINNED BY STABLE AND PREDICTABLE CASH FLOWS Proactively managing a volatile market environment & rising interest ratesProtecting against rate fluctuations via long term hedging strategies Proven ability to access Green Bond market and Project and Holdco financingContinuous and strong demand for our debt from market leading participants provides flexibility in structuring our debt options Investment committee approved (1)installation debt facility from Tier 1 BankUp to €500 million total facility -€200 million committed & €300 million accordion.Note: (1) Funder has confirmed that the Facility has progressed through their Investment Committee and associated legal documentation is currently being drafted. Any of these terms of assumptions may change in the future and cause the actual results to vary from the illustration provided. There is no binding commitment for this debt facility and there can be no assurance thatthe debt facility will be completed. Refer to Forward Looking Statements. Operating Model Overview

REINVESTMENT OF IN-HOUSE INSTALLATION (EPC) MARGINS FURTHER SUPPORTS “SELF-FUNDED” GROWTH Illustrative Alternus solar park CapEx components and funding sources c. 15%c. 20%c. 10%c. 25%c. 80%c. 10%c. 10%c. 40% c. 10% Total project capexSenior debtfinancingLTC1Alternus’ EPC marginRequired project fundingInvertersReinvestment of EPC marginAlternus project equity contributionProject RightsModulesBalance of System + Grid 28 Alternus typically achieves a gross margin of circa 10% on its EPC activitiesReinvestment of this margin in the projects reduces need for new project equitySenior debt remains below 75% LTV which is within normal banking parameters Operating Model Overview Notes (1) LTC = Loan to cost Organically developed assets will require a lower Projects Rights% of the total costs as Alternus will develop projects in-house. This has the potential to reduce the project equity contributionCash available for reinvestment

IN-HOUSE O&M SERVICE CAPTURES A LARGER SHARE OF PROJECT REVENUE c. 21%c. 7%c. 56%c. 16%Solar park revenue100%Solar park cash usesOpexTaxDebt serviceCash to AlternusIllustrative European project cash generation for Alternus for projects with in-house O&M services O&M capability results in Alternus receiving c. 23% of project cashflows over the project lifeAlternus benefits from in-house O&M capability by capturing margin otherwise paid to third party providers.Cashflow from projects is available to fund additional construction / acquisition of additional capacity to further grow portfolio and reduce external funding requirementsNotes (1) O&M fees charged to project SPV’s less cost of providing the services, where Alternus is the O&M provider. Not all projects will be serviced by Alternus. (2) Based on European portfolio lifetime cash flows 29 Operating Model Overview c. 14%c. 2%Alternus O&M marginOther OpExTotal project OpEx1

Development portfolio (MW)…7 30CURRENT DEVELOPMENT PROJECTS REPRESENT UNLOCKED EQUITY VALUE 649200ContractedMWs not viable849Current Development PortfolioOwnedc. 40%MWs that reach Installation phasec. 510 Value creation through construction phaseValue creation through dev. phaseDev. cost for 849MWEquity value of 510MW that achieve RTBEquity value of 510MW at CODc. $38.0c. $91.8c. $127.5 <1.0x ~2.5x…expected to generate significant equity value when maturing through the various project stages Estimate of MW that may not be determined viable Approx. 40% required for current development portfolio, remaining 60% required to take risk adj. projects all the way to Ready to Build (RTB) Note: Ability to move projects through the various project stages is dependent on sufficient and suitable financing availableatthe RTB and COD stages. Refer to risk factors. Operating Model Overview ($ millions)

ROBUST PROJECT FINANCIAL EVALUATION PROCESS ENSURES ALL PROJECTS ARE PROFITABLE OVER THEIR FULL LIFE CYCLE8 31 36/MW-h45/MW-h48/MW-h LCOE Fixed Term PPA Market PPA Projects are ranked ‘early and continually’ in order to select only those with the ‘lowest risk & highest return’. 31 Operating Model OverviewInvestmentMetric:LevelizedCostofElectricity(LCOE):LCOE1canbeviewedfromaneconomicperspectiveasan“average”electricityprice(MW-h)thatmust beearnedbyaspecificgenerationsourcetobreakeven.AprojectwillgeneratepositiveequityreturnswhereContracted/MarketelectricitypricesareabovetheLCOE Positive Equity Returns Equity value created where LCOE is less than the PPA price or the forecasted market prices Illustrative Example (USD)1. The formula to calculate the LCOE is (Present Value of DevEx + CapEx + OpEx Over the Lifetime)/(Present Value of All Electricity Generated Over the Lifetime).2. Lazard Levelized Cost of Energy report v.15LCOE by Technology (USD, real 20212) / Solar PV –Trailblazing LCOE Reduction 247/MW-h109/MW-h83/MW-h75/MW-h60/MW-h38/MW-h36/MW-h Fossil-fuel based energyRenewable energySolar PVOnshore windCombined cycle gasCoalOpen cycle gasGeothermalOffshore wind

EXTENSIVE VERIFICATION BEFORE ACQUISITION BY LEADING ADVISOR GROUPSTop-Tier due diligence advisors Alternusworks with world leading advisors to ensure the projects acquired are suitable and in line with laws, technology and operational parametersAll potential acquisitions undergo extensive and detailed verification before acquisitionAdvisors are approved by our senior lending partners for deal evaluation 32 Operating Model Overview Legal DD Advisors Technical DD Advisors Financial DD Advisors •Legal due diligence on PV Parks and SPV’s•Draft SPA Agreements•Permit Authorization & Verification•Regulatory advice and compliance•Financing contracts•International support network•Risk Assessments•Desk and physical audit•Red Flag reports•Performance measurement•Regulatory and planning compliance•Performance improvement•Financial due diligence previous 3 years•Tax due diligence•Tax planning•Project modelling•Corporate finance •International support network

FINANCIALS & VALUATIONJoseph DueyCFO Alternus Energy Group 2 4

EXCELLENT PERIOD ON PERIOD RESULTS –H1 2022~$30 million ARR(H1’21 ~$14 million ARR) 168 MW of assets in operation(H1’21 –79MW of assets in operation) 1 34 +112% +114%2x 5x$18.3M of revenue(H1’21 –$7.4M)$8.9M of EBITDA(H1’21 –$1.6M) Strong market tailwindsExpansion of executive management and key team members to support growth Successful integration of EPC and O&M activities YTD Energy production ahead of 2022 expectations (+9%)Strong local relationships driving recurring business, reflecting in contracted backlog and pipelineProgressing negotiations with Tier 1 European banks to fund planned construction activities Financials & Valuation

CONTRACTED PROJECTS TO SUPPORTEBITDA GROWTH TRAJECTORY THROUGH 2025 CountryMWsProduction (Mwhs)Project StatusOff-Take TypeTarget RTB DateTarget COD 6DateExpected Year 1 RevenueExpected Year 1 EBITDAPoland64.972.4OPER 1FIT 4/PPA -92/08Oct-22Oct-22$10.5 $9.5 Poland98.2107.2RTB 2FIT/PPA-80/20Oct-22Jul-23$8.2 $7.0 USA10.519.8DEV 3PPA 5-100/00Mar-23Apr-24$0.9 $0.8 USA34.766.5DEVPPA-100/00Mar-23Apr-24$2.5 $2.1 Greece63.698.7DEVPPA-70/30Apr-23Aug-24$6.4 $5.7 Greece50.077.9DEVPPA-70/30Jul-23Nov-24$5.0 $4.5 Spain139.0270.3RTBPPA-70/30Aug-23Dec-24$9.6 $7.4 Spain89.0173.1RTBPPA-70/30Jul-24Aug-25$6.1 $4.8 Spain200.0395.0RTBPPA-70/30Jul-24Aug-25$14.0 $10.8 Italy95.0158.1RTBPPA-70/30Apr-23Jan-25$11.2 $9.8 1 Operational 2 Ready to build 3 Development 4 Feed-in Tariff 5 Power Purchase Agreement 6 Estimate Commercial Operation Date PolandUSAGreeceItalySpain 10 35 Financials & ValuationThe Expected Year 1 Revenue and Expected Year 1 EBITDA are estimated based on certain assumptions. See forecast assumptions on page 38.

7 36CONSOLIDATED INCOME STATEMENT ACTUAL AND FORECASTED USD millionsFY’21 Actual2022 6 monthsActualFY’22 f/cFY’ 23 f/cFY’ 24 f/cFY’ 25 f/cRevenue21.418.3 31.949.3116.3251.2Cost of goods sold(7.2)(5.2)(8.4)(5.9)(8.8)(22.3)Gross profit14.2 13.1 23.5 43.4107.5228.9General and administrative(5.4)(4.2)(8.0)(10.0)(15.0)(20.0)EBITDA8.8 8.915.533.492.5208.9Depreciation & Amortisation(5.4)(4.4)(9.5)(13.8)(24.5)(53.8)Operating profit/(loss)3.4 4.5 6.019.668.0155.1Other(4.8)0.2 ----Net financing costs(16.9)(8.7)(14.7)(23.1)(52.3)(135.2)Profit before tax(18.3)(4.0)(8.7)(3.5)15.719.9Tax(0.5)-(1.4)(2.1)(7.0)(20.5)Profit /(loss) for the period(18.8) (4.0)(10.1)(5.6)8.7(0.6)RatiosGross margin66%72%74%88%92%91%EBITDA margin 41%49%49%68%80%83% 33.447.213.8FY’23 (E)(Pro forma)AnnualizationAdjustmentFY’23 (E)(as reported) 92.5149.359.9AnnualizationAdjustmentFY’24 (E)(as reported)FY’24 (E)(Pro forma)Non-GAAP Measure Run Rate EBITDA ($ millions) 20232024 Financials & ValuationNOTES: Euro: USD conversion rate 1:1 for the forecasted periods. 2021 historical financial statements are based on IFRS audited financial statements converted to USD and US GAAP accounting. 2022 6 months actual is based on IFRS management reported financials converted to USD and US GAAP. See 2022 –2025 forecast assumptions on page 37Non-GAAP Measures includes: ‘EBITDA’ / ‘Reported EBITDA’ / ‘Booked EBITDA’ is Earnings Before Interest, Taxes, Depreciation, and Amortization; ‘Annualization Adjustment’ refers to the EBITDA generated in the first 12 months of operations of any projects that has not been included in the Reported EBITDA. Pro-Forma EBITDA refers to EBITDA plus the Annualization Adjustment as presented in the Non-GAAP Measure Run Rate EBITDA graphs for FY2023(E) and FY2024(E)

FORECAST ASSUMPTIONS1 37 2022–2025ForecastCommonAssumptions:•Productionestimatesbasedon3rdpartyengineeringreportsorinternalproductionreportsandadjustedfortheappropriatepaneldegradation.•RevenuesforeachprojectiscalculatedbymultiplyingtheproductionbytheKW/henergyratesbasedonaspecificofftakeagreementorifnoofftakeagreement,thenAlternususesforecastedenergyratesprovidedbyanexpert3rdparty.•Operationsandmaintenance(O&M)costsarebasedoncontractedamountsforO&M,landleases,insurance.OtherO&McostsisanestimatebasedonAlternusmanagement’sanalysis.•AssetmanagementcostsareestimatesbasedonAlternusmanagement’sanalysisofwhatthecostswillbetomaintainthenumberofSPV’sassociatedwiththeproject(s).•Taxesarebasedonthespecificprevailingtaxratespercountry.•Nosignificantchangesinaccountingpolicyormaterialone-timecharges.2022Forecastbasedonthefollowing:•CurrentProjectsOwnedandOperating165MWs,plusadditionalprojectsin2022,thatarecurrentlyundercontract,makeuptherevenueforecast•Debtisbasedonexistingbonddebtat6.5%thatisexpectedtoberefinancedinH22023foranother3-yeartermestimatedatthecurrentbondinterestrate.Atthistimeitisassumedthatthedebtwillbenon-amortizingandmatureinH22026.Thedebtisthenassumedtobeamortizedfor15–20yearsbasedontheremainingprojectlife.•Corporateoverheadisestimatedat$8.0millionfor2022.2023Forecastbasedonthefollowing:•The2023forecastisgenerallybasedonthesameassumptionasthe2022forecast,plusadditionalprojectsthatarecurrentlyowned,undercontractorexclusiverightsin2023thatmakeuptherevenueforecast.Newprojects,assumedthatAlternuswillofftakeagreementswithinvestmentgradeoff-takers(BBB-orbetter)foraleast70%oftheproduction,whichisconsistentwithcurrentprojectsthatdonothaveafeedintariffagreement.•Debtassumesatwenty-five-yeartenorwiththefirstthreeyearsbeingnonamortizingbasedoninterestratesandtermsavailabletoAlternustoday•Corporateoverheadisestimatedat$10.0millionfor2023.2024Forecastbasedonthefollowing:•The2024forecastisgenerallybasedonthesameassumptionasthe2023forecast,plusadditionalprojectsthatarecurrentlyowned,undercontractorexclusiverightsin2024thatmakeuptherevenueforecast.Newprojects,assumedthatAlternuswillhaveofftakeagreementswithinvestmentgradeoff-takers(BBB-orbetter)foraleast70%oftheproduction,whichisconsistentwithcurrentprojectsthatdonothaveafeed-in-tariffagreement.•Debtassumesatwenty-five-yeartenorwiththefirstthreeyearsbeingnonamortizingbasedoninterestratesandtermsavailabletoAlternustoday•Corporateoverheadisestimatedat$15.0millionfor2024.2025Forecastbasedonthefollowing:•The2025forecastisgenerallybasedonthesameassumptionasthe2024forecast,plusadditionalprojectsthatarecurrentlyowned,undercontractorexclusiverightsin2025thatmakeuptherevenueforecast.Newprojects,assumedthatAlternuswillhaveofftakeagreementswithinvestmentgradeoff-takers(BBB-orbetter)foraleast70%oftheproduction,whichisconsistentwithcurrentprojectsthatdonothaveafeedintariffagreement.•Debtassumesatwenty-five-yeartenorwiththefirstthreeyearsbeingnonamortizingbasedoninterestratesandtermsavailabletoAlternustoday•Corporateoverheadisestimatedat$20.0millionfor2025. Financials & Valuation

6.6x22.0x13.2x11.8x11.7x11.5x10.8x10.3x9.0x8.6x7.3x6.3x4.9x3.8x 8.5x9.9x9.8x9.7x8.4x7.8x6.9x6.5x6.2x6.2x4.9x2.9x2.5x1.1x 2024 TRADING MULTIPLES 10 38 Financials & ValuationNorth America & Europe Focused ██Global ██ Median: 10.3xMedian: 6.5xSource: S&P Capital IQ, Market Data as of 10/11/2022. Peer Revenue and EBITDA reflect Analyst Consensus Estimates for Fiscal Years, which may be calculated differently from how Alternus calculates EBITDA and may or may not include annualization or other adjustments.1) Alternus 2024E EV/EBITDA multiple based on FY’24 Pro Forma EBITDA after Annualization Adjustment of $149.3 million per Page 36 2024E EV / EBITDA 2024E EV / Revenue

82.5%66.4%45.7%44.2%34.4%20.6%19.7%15.0%11.0%10.7%6.3%4.2%3.1%-2.4% 80.0%84.6%84.2%83.2%77.9%76.0%75.0%71.2%63.6%58.8%54.6%50.9%35.7%17.4% 109.2%78.6%54.7%53.8%52.6%27.6%22.8%19.5%11.3%7.9%6.9%3.1%2.4%-3.4% OPERATIONAL BENCHMARKINGALTERNUS RESULTS BASED ON EXISTING OWNED AND CONTRACTED PROJECTS 10 39 Financials & ValuationNorth America & Europe Focused ██Global ██ Median: 71.2% Median: 19.5%Median: 15.0% Source: S&P Capital IQ, Market Data as of 10/11/2022. Peer Revenue and EBITDA reflect Analyst Consensus Estimates for Fiscal Years, which may be calculated differently from how Alternus calculates EBITDA and may or may not include annualization or other adjustments.1) Alternus EBITDA CAGR reflects Pro Forma EBITDA after Annualization Adjustment per Page 33. Alternus EBITDA Margin reflects“EBITDA” and “EBITDA Margin” per Page 33. EBITDA CAGR (2022-2024) 2024 EBITDA Margin Revenue CAGR(2022-2024)

20 902 755 710 688 557 499 453 424 332 156 45 16 Median: 4992022 YEAR TO DATE AVERAGE DAILY TRADING VOLUME 10 40 Financials & ValuationNorth America & Europe Focused ██Global ██Source: S&P Capital IQ, Market Data as of 10/11/2022. Average Daily Trading Volume Year to Date starting 1/1/20223,066 ENXTLSENXTLSENXTPAENXTPABMETSXXTRATSXOBENYSENYSENYSENasdaqNYSENumbers displayed in (000’s) 2022 YTD ADTV

5ALTNUABill Sadlier CEO AltnuaLimited

Altnua is the dedicated organic growth enginefor Alternus Our vision is to find, foster and forge renewable development partnerships for future energy solutions43

1.LCOE, the levelized cost of energy, is a measure of the average net present cost of electricity generation for a generating plant over its lifetime. LCOE is used to compare different methods of electricity generation on a consistent basis.Overview•AtAltnua,wespecialiseinsitediscoveryanddevelopmentofsolar+storageprojects.Wefindthemostpromisingsitesandprogressthemtoready-to-buildstatus•Oursuccessisbuiltonourlong-termrelationshipswithlandowners,developers,andenergyusers Expert team managing the organic growth engine to maximise shareholder ‘Earnings-Per-Share’ Embarking on a 5 GW Asset Delivery Programme to 2027 to create significant net asset value ‘Buy-and-Grow’ developer acquisition strategy supplements immediate and lasting supply certainty ‘Develop-to-Own’ strategy is underpinned by organic growth and local development partnerships Multi technology LCOE1approach to project development with a focus on European and US markets 1 2 3 4 544

LANDOWNERS“We manage your land as carefully as you would. We offer the most competitive land rates in the market providing you with secure reliable income for the long term.” DEVELOPERS“We work with companies like yours to bring renewable energy projects to market faster, and with a competitive cost of capital, thanks to our parent company Alternus Energy Group plc.” ENERGY USERS“Our contracts provide low- cost power from our clean energy installations that are built and operated with care for the environment. We’re part of Alternus Energy Group plc operating across Europe and the US.”PartnerValueProposition•Ourpartnershipsarewhatpoweroursuccess,andeachoneisbuiltonmutualtrust–withlandowners,developers,andenergyusers•Ourpartnersgravitatetowardsusbecauseofourtrackrecord.Wedeliverrenewableenergyprojectsthatarecommerciallysuccessfulandprovideimmediatepositiveimpacts45

Project Development and Permitting Economic Assessment & Site Suitability Power Purchase Contracting Land Engagement & Lease Signing Grid InterconnectionContracting ‘DeveloptoOwn’Strategy•Weareexpertsinsecuringland,techno-economicgridconnections,environmentallyresponsibleplanningpermitsandenergysalecontracts•Earlyprojectinvolvementallowsforuscapturevalueateachstageofdevelopment.Long-termprojectownershipenablesvalueoptimisation•Ourproprietaryplatformwascreatedtomanageeveryphaseofdevelopment.Itdrivesoutriskandensuresmilestonesandcontractualobligationsaremet,infullandontime46

Ireland Global HQ -Ireland-Spain-Italy-Greece-Netherlands-Portugal-Poland-Croatia -ERCOT (Texas)And ‘East of the Mississippi’-MISO1-PJM2-ISO New England3RTO at the Transmission ConnectionAlso targeting distribution connections in select States.1. MISO covers all or a portion of 15 states (Arkansas, Illinois, Indiana, Iowa, Kentucky, Louisiana, Michigan, Minnesota, Mississippi, Missouri, Montana, North Dakota, South Dakota, Texas, and Wisconsin.2. PJM covers at least parts of 13 states—Delaware, Illinois, Indiana, Kentucky, Maryland, Michigan, New Jersey, North Carolina,Ohio, Pennsylvania, Tennessee, Virginia, and West Virginia—and the District of Columbia.3. ISO NE covers 6 states Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island, and Vermont.RTO = Regional Transmission OrganizationERCOT = Electric Reliability Council of Texas MISO = Midcontinent Independent System Operator PJM = Pennsylvania, New Jersey, and Maryland ISO New England = Independent System Operator New England +3GWContinuous Sourcing Capability Our markets are chosen based on government policy, permitting regimes, ability to secure grid connection on a regular basis, energy resources and the ability to secure a route to market. DiversifiedDevelopmentPortfolio•Ourin-housedevelopmentcapabilityisacriticaldifferentiatorforscreeningopportunities•Wecontinuouslyassessatleast3GWofliveprojectopportunities•Thisthroughputisestimatedtodeliveramedium-term‘Ready-to-BuildStatus’run-rateof+750MWp.a.47

RealValueCreation•c.4xvaluecreation-thismeansthereislessequityanddebtneededtofundgrowth1 1 2 3 6Site feasibility undertaken in-house with specialist software3rdparty DevEx for land, grid, permits and PPA2Internal team costs including shared servicesMarket value of the project determined by DCF3The avoided equity and debt Alternus needs to fundThe real cost of developing a project to Ready-to-Build 4 51.Market average across the portfolio –each market will be different. Excludes GridEx funded as Letter of Credit to secure a gridconnection. The development cost per MW can vary depending on the size of the project. 2.Power Purchase Agreement3.Discounted Cashflow. This illustration is calculated using a European project as an example over a 30-year operating period; average build costs for mid size project; average solar resource, third party electricity price forecasts, standard operating costsincluding tax. c.€35k per MW 1 2 3 4 6 5c.€4k per MWc.€6k per MWc.€180kper MW c.€135k per MWc.€45kper MW48

DevelopmentModel•ThroughitsdevelopmentactivitiesAltnuamovesitsprojectsthroughfourdevelopmentcategorieswiththeobjectiveofbringingindividualprojectsintoa‘Ready-to-BuildStatus’•TheDevelopmentModeltakesidentifiedopportunitiesthrougheachdevelopmentstage,de-risksprojectsandgeneratessignificantequityvaluealongtheway Early-Stage DevelopmentMid-Stage Development Late-Stage DevelopmentReady-to-BuildStatus RTBFull value assets with all permits and contracts to build GreenfieldLand secured, no planning or grid commenced Environmental StudiesLand secured, planning in progress Land & PlanningPlanning secured, grid in progress Land, Planning & GridLand, planning and grid connection secured Route to MarketRoute to market secured with a utility or corporate Ongoing 3 –12 months 3 –9 months 1–3 months 5% 100% 20% 50% 80% 90%49

BusinessPlan(2023–2027)•TobuildaninternationalprojectdevelopmentplatformwithapresenceinselectedEuropeanandUSmarkets•Clearfocustodeliverupto5GWofReady-to-Buildprojectsby2027developingsolar+storagein ordertomaximiseprojectEBITDA 2,7382,3201,6751,4755003511,1612,2931,302975553430215531751769561,5843,2605,01820232024202520262027 Early-Stage Mid-Stage Late-Stage Ready-to-Build 5 GW of development growth between 2023 and 2027 with a focus in Europe and the US. CumulativeMW achieving RtB including 3.25GW of organic growth1 1.This chart represents Altnua's targets to build its development platform. There is no assurance that Altnua will be successful in achieving its targets.50

APPENDIX 6

Feed-in-Tariff (FiT) Power Purchase Agreement (PPA) ? A Feed-in Tariff (FiT) is a renewable energy payment that is a policy mechanism designed to accelerate investment in renewable energy technologies ? It provides the investor with a purchasing guarantee that stipulates a fixed price over the economic life of the power plant ? This is achieved by offering long-term government-backed contracts to renewable energy producers, typically based on the cost of generation of each technology ? The duration of the FiT varies between 8-25 years depending on the country, region and technology ? The FiT rate is not uniform across all renewable energy generating technologies and varies based on numerous criteria and costs ? In Italy and Germany Alternus current operational parks benefit from a 20-year government-backed FiT under the Conto Energia and EEG respectively. In the Netherlands Alternus operational park benefits from a 15-year government-backed FiT under the SDE+ mechanism ? All current PPAs for Alternus operational parks are contracted with a utility or energy supplier as the counterparty. Currently ALTN benefits from both a FiT and PPA payment for its Italian operational assets. The company also benefits from a PPA payment as well as Green Certificates for its operational assets in Romania ? A utility PPA is the most common form of PPA, whereby an energy generator enters into an agreement with an energy supplier/utility to purchase the energy produced by the generator ? The contract will stipulate that the generator delivers the power to the energy supplier/utility where the project is physically connected to the grid network ? The terms of the contract can vary depending on the requirements on the energy generator, but it can be arranged that the energy generator is paid a fixed price per kWh of energy produced ? The length of the contract can vary and depends on the requirements of the energy generator but generally can be anywhere between 3 up to 10 years

PORTFOLIO –OFFTAKER OVERVIEW ItalyRomaniaNetherlandsPolandOfftake Type•Italian government backed Feed-in-Tariff (FiT) program processed by the GSE•Short term PPA for energy sales with multiple off-takers•Romanian government issued Green Certificates (GC’s) under an EU support scheme are processed by ANRE which are then traded on OPCOM, the exchange market for energy•Short term PPA for energy sales with multiple off-takers•SDE + subsidy scheme managed by the Netherlands Enterprise Agency (RVO)•Project receives two cash payments (1) from the state department RVO and (2) from Engie as part of the energy value. •The total of (1) and (2) amounts to the fixed SDE+ granted subsidy •Corporate PPA with Gorażdże Cement of Heidelberg Cement Group (Investment Grade off-taker BBB-) •Feed-in-Tariff (CfD) with Polish Energy Regulatory Office of Electricity•Merchant energy sales -Energy sold on the national energy marketplace. Statkraft manage this process on behalf of AlternusTerm•GSE FiT –20 Years from first operation•PPA–1 year +•ANRE GC Scheme –15 Years from first operation•PPA–Variable pricing•SDE+ Subsidy –15 Years form first operation•Corporate PPA –10 Year•CfD –15 Years% of Revenue•FiT–85%•PPA/Merchant –15%•GC –85%•PPA/Merchant –15%•SDE+ Subsidy –100%•PPA 70% / Merchant 30%•CfD –15 years Long term counterpartyPPA Counterparty / Service provider 53 53 Appendix

Risk Factors (1 of 2) 1 54Risk FactorsThe list below of risk factors has been prepared solely for purposes of the proposed business combination of Clean Earth Acquisitions Corp. (“Clean Earth”) and Alternus Energy Group Plc (“Alternus”), pursuant to which Clean Earth will acquire all of Alternus’s interests in its subsidiaries, other than certain excluded subsidiaries (the “Acquired Subsidiaries”) (the “Business Combination”). All references to “Alternus,” the “Company,” “we,” “us” or “our” refer to the business of Alternus conducted through the Acquired Subsidiaries and all reference to the Combined Company refer to Clean Earth and the Acquired Subsidiaries after the closing of the Business Combination. The risks presented below are certain of the material risks related to the Company and the Business Combination, and such list is not exhaustive.The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Clean Earth, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Clean Earth and the proposed transactions between the Company and Clean Earth, and may differ significantly from and be more extensive than those presented below.You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment post-combination company. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occurs, the Company’s business, financial condition and/or operating results could be materially and adversely harmed. Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/oroperating results. If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline.Risks Related to Alternus and the Industry in which It Operates•Alternus is a holding company that relies on distributions and other payments, advances, and transfers of funds from its subsidiaries to meet its obligations.•The seasonality of Alternus's operations may affect its liquidity and will affect its quarterly results. •Failure to manage the Alternus's growing and changing business could have a material adverse effect on the business, prospects, financial condition, and results of operations.•The delay between making significant upfront investments in Alternus's solar parks and receiving revenue could materially andadversely affect Alternus's liquidity, business and results of operations.•Alternus's limited operating history may not serve as an adequate basis to judge its prospects and results of operations.•The holding companies of Alternus and its subsidiaries have a significant number of foreign subsidiaries with whom they have entered into many related party transactions. The relationship of such holding companies with these entities could adversely affect Alternus in the event of their bankruptcy or similar insolvency proceeding.•Alternus's business as an independent power producer (IPP) requires significant financial resources and the growth prospects andfuture profitability of Alternus depends on the availability of additional funding options with acceptable terms. Alternus needs to obtain financing to meet these requirements, and there can be no assurance that it will be successful in obtaining such financing on acceptable terms. If Alternus does not successfully execute its financing plan its business and results of operations would be materially and adversely affected. •If sufficient demand for solar parks does not develop or takes longer than anticipated to develop, Alternus's business, financial condition, results of operations and prospects could be materially and adversely affected.•Alternus may be subject to unforeseen costs, liabilities or obligations when operating and maintaining solar parks. •Alternus may be subject to the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to on solar parks); •Alternus may be affected by the impact of decreases in spot market prices for electricity.•Refurbishment of renewable energy facilities involve significant risks that could result in unplanned power outages or reduced output.•Business interruptions, whether due to catastrophic disasters or other events, could adversely affect Alternus's operations, financial condition, and cash flows.•Fluctuations in foreign currency exchange rates may negatively affect the Alternus’s revenue, cost of sales and gross marginsand could result in exchange losses.•Alternus has substantial operations outside of the United States which presents specific risks to its business.•Alternus's business, results of operations, financial condition and cash flows has been and may continue to be materially andadversely affected by the outbreak of COVID-19.•Alternus’s business and results of operations may be affected by inflation and changes in interest rates, an economic slowdown, recession or contraction of the global economy, a financial orliquidity crisis, geopolitical factors, including, but not limited to, the Russian invasion of Ukraine, global supply chain concerns, and the status of debt and equitymarkets (including, without limitation, market volatility and uncertainty).

Risk Factors (2 of 2) 1 55Legal and Regulatory Risks•Alternus may, in the ordinary course of business, become involved in such proceedings which may be expensive, lengthy, and disruptive to normal business operations and require significant attention from Alternus'smanagement bodies.•Alternus is subject to counterparty risks under our Feed in Tariff (FiT) price support schemes and Green Certificates (GC) schemes. •Alternus has limited business insurance coverage internationally.•Failure to comply with laws and regulations where Alternus develops, constructs and operates solar power projects may materiallyand adversely affect our business, results of operations and financial condition.•Alternus is subject to anti-corruption, anti-bribery, anti-money laundering, economic and trade sanctions and similar laws. Non-compliance with such laws can subject Alternus to criminal or civil liability and harm our business, revenues, financial condition, and results of operations.•Alternus is subject to the laws of each of the foreign jurisdictions in which its Acquired Subsidiaries are organized.•Alternus’senergy facilities may be located on land which may be subject to government seizure or expropriation. •Alternus is subject to the risk of potential disputes with property owners or third parties who otherwise have rights to or interests in the properties used for Alternus’ssolar parks.Risks related to Alternus’sFinancial Situation•Alternus'ssubstantial indebtedness could adversely affect its business, financial condition, and results of operations.•Alternus will need additional financing to maintain future profitability •There can be no assurance or guarantee that Alternus can raise capital or meets is funding needs.Risks Related to the Business Combination•Following the consummation of the Business Combination, the Combined Company’s significantly increased expenses and administrative burdens as a public company in the United States could have an adverse effect on its business, financial condition and results of operations.•The initial stockholders of Clean Earth, including its officers and directors, have interests in the Business Combination that are different from, or in addition to, the interests of Clean Earth’s other stockholders and warrant holders in recommending that stockholders vote in favor of approval of the Business Combination and approval of the other proposals.•Both Clean Earth and Alternus will incur significant transaction costs in connection with the Business Combination. •The consummation of the Business Combination is subject to a number of conditions, including approval of Clean Earth’s stockholders, and if those conditions are not satisfied or waived, the definitive agreement for the Business Combination may be terminated in accordance with its terms and the Business Combination may not be completed.•Our management team has limited experience managing a publicly traded company in the United States and may not successfully or effectively manage the transition of the predecessor businesses to a public company in the United States following the Business Combination.•The ability of Clean Earth’s stockholders to exercise redemption rights with respect to a large number of outstanding shares of common stock could limit the amount of cash available to the Combined Company for growth and reduce the Combined Company’s public “float.”•If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Clean Earth’s securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline.•There can be no assurance that the Combined Company’s securities will be approved for listing on the chosen stock exchange orthat the Combined Company will be able to comply with the continued listing standards of such stock exchange.•Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. •Following the completion of the Business Combination, the majority of the Combined Company’s shares will be owned by an Irishcompany publicly listed on Euronext Growth (Oslo), which could adversely affect the ability of stockholders to exercise control and the public float, trading volume and market price of the Combined Company’s common stock.

AltergyGroup nus EnerplcMarch 1st2021 CORPORATE HEADQUARTERSUnit 9-10, Plaza 212, Blanchardstown Corporate Park 2, Dublin, D15 R504, IrelandWEBSITEwww.AlternusEnergy.com EXECUTIVE MANAGEMENTVincent Browne (Irish) –CEOJoseph Duey (US) –CFO Tali Durant (US) –CLO Gary Swan (Irish) –CTO Larry Farrell (Irish) –CIO David Farrell (Irish) -CCOBOARD OF DIRECTORSVincent Browne (Irish) –Chairman and CEOJohn Thomas (US) –Non-Executive Director John McQuillan (Irish) -Non-Executive Director Tone Bjornov(Norway) –Non-Executive Director Javade Chaudrhi(US) -Non-Executive Director Jon Masdal (Norway) -Non-Executive Director